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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported):           MAY 19, 2000
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                             ISA INTERNATIONALE INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-27373                      41-1925647
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(State of other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation               File Number)             Identification No.)

                         1601 EAST HIGHWAY 13, SUITE 100
                           BURNSVILLE, MINNESOTA 55337
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:         (612) 736-0619
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                                 NOT APPLICABLE
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         (Former name of former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

         On May 19, 2000, ISA Internationale Inc. (the "Company") and Ronald G. Wolfbauer executed and closed an Agreement for the Purchase of Corporate Stock (the "Purchase Agreement") pursuant to which the Company sold all of the outstanding common stock of its wholly-owned subsidiary, International Strategic Assets, Inc. Pursuant to the terms of the Purchase Agreement, the Company received a cash payment of $175,000 in payment of the full purchase price at the closing. The purchase price consisted of $75,000 for the purchase of approximately 43% of the outstanding common stock of International Strategic Assets, Inc. and $100,000 paid in connection with the subsequent redemption of the remaining 57% of the outstanding common stock of International Strategic Assets, Inc. The funds used for the payment of the redemption price were provided to International Strategic Assets, Inc. by Mr. Ronald Wolfbauer in the form of a loan which was funded prior to the purchase.

         Prior to the sale of the common stock of International Strategic Assets, Inc., Mr. Ronald G. Wolfbauer had served as a director of the Company and International Strategic Assets, Inc. On May 15, 2000, Mr. Wolfbauer resigned as a director of the Company.

FORWARD LOOKING STATEMENTS

         The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Materials filed or to be filed by ISA Internationale Inc. with the Securities and Exchange Commission, as well as other written materials or oral statements that ISA Internationale Inc. may make or publish from time to time, contain forward-looking statements relating to business prospects, anticipated financial performance and similar matters. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially from the anticipated results or other expectations expressed in the forward-looking statements. A description of certain specific risks is set forth in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999.

ITEM 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.

         10.1 Agreement for the Purchase and Sale of Corporate Stock dated May 19, 2000 by and between ISA Internationale Inc. and Ronald
                  G. Wolfbauer

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         99.1     Press Release dated May 24, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ISA Internationale Inc.

Date:  May 30, 2000.                             By /s/ Gerald J. Durand
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                                                     Gerald J. Durand
                                                        Chief Executive Officer